                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

               BERMUDA                001-31909      NOT APPLICABLE
    (State or other jurisdiction    (Commission     (I.R.S. Employer
          of incorporation)         File Number)   Identification No.)

                                VICTORIA HALL
                             11 VICTORIA STREET
                               HAMILTON HM 11
                                   BERMUDA
                  (Address of principal executive offices)
                                 (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 3, 2005, Aspen Insurance Holdings Limited issued a press release announcing results for the year ended December 31, 2004, which has been attached as Exhibit 99.1.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         On March 3, 2005, Aspen Insurance Holdings Limited issued a press release announcing results for the year ended December 31, 2004, which has been attached as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is furnished under Items 7.01 and 2.02 as part of this report:

         99.1         Press Release of the Registrant, dated March 3, 2005.

         The information furnished under Item 7.01 " Regulation FD Disclosure"
and Item 2.02 "Results of Operations and Financial Condition" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934,
as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ASPEN INSURANCE HOLDINGS LIMITED
                                                     (Registrant)

Dated:  March 4, 2005            By:/s/ Julian Cusack
                                    -----------------------------------------
                                  Name:  Julian Cusack
                                  Title:    Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.                              DESCRIPTION
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99.1            Press Release of the Registrant dated March 3, 2005.

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